UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  May 4, 2010

Intrepid Potash, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34025	26-1501877
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

707 17th Street, Suite 4200

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 296-3006

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                               Results of Operations and Financial Condition

On May 4, 2010, Intrepid Potash, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2010.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On May 5, 2010, Intrepid Potash, Inc. will hold a conference call to discuss its financial results for the quarter ended March 31, 2010.

Item 7.01                               Regulation FD Disclosure

On May 4, 2010, Intrepid Potash, Inc. issued a press release announcing its decision to move forward with the Langbeinite Recovery Improvement Project.  A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                               Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description

99.1	Press Release of Intrepid Potash, Inc. dated May 4, 2010.
99.2	Press Release of Intrepid Potash, Inc. dated May 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTREPID POTASH, INC.

Dated: May 4, 2010	By:	/s/ David W. Honeyfield
David W. Honeyfield
Executive Vice President, Chief Financial Officer, Treasurer and Secretary